UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.)

Filed by Registrant ☑

Filed by Party other than Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐	Confidential, for Use of the Commission
Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement	☑	Definitive Additional Materials

☐ Soliciting Materials Pursuant to §240.14a-12

VerifyMe, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☑	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts!VERIFYME, INC.2025 Annual MeetingVote by October 7, 202511:59 PM ETYou invested in VERIFYME, INC. and it's time to vote!You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on October 8, 2025.Vote Virtually at the Meeting*October 8, 202512:00 PM (Eastern Time)Virtually at:www.virtualshareholdermeeting.com/VRME2025*Please check the meeting materials for any special requirements for meeting attendance.Smartphone usersPoint your camera here and vote without entering a control numberFor complete information and to vote, visit www.ProxyVote.com Control #V77612-P37019Get informed before you voteView the Notice and Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to September 24, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.VERIFYME, INC.801 INTERNATIONAL PARKWAY, FIFTH FLOORLAKE MARY, FL 32746

THIS IS NOT A VOTABLE BALLOTThis is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.Vote at www.ProxyVote.comPrefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".Voting ItemsBoard RecommendsV77613-P370191. Election of DirectorsFor Nominees:01) Marshall Geller02) Howard Goldberg03) Scott Greenberg04) Arthur Laffer 05) Adam H. Stedham 06) David Edmonds2. To approve, on a non-binding advisory basis, the compensation of our named executive officers.For3. To ratify the appointment of MaloneBailey, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.ForNOTE: In their discretion, and in accordance with applicable law, the proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement of the meeting.